VistaGen®
Therapeutics

LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

www.vistagen.com

Nasdaq: VTGN

Spring 2019

www.vistagen.com

Forward-looking Statements


VistaGen®
Therapeutics

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, our development efforts, our collaborations, our intellectual property, our financial condition, our plans and our development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of VistaGen Therapeutics, Inc. (Company) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended March 31, 2018, filed with the Securities and Exchange Commission (SEC) on June 26, 2018, as well as any updates to those risk factors filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

VistaGen® Therapeutics

Looking beyond current therapies for CNS diseases and disorders with high unmet need

3 late-stage CNS product candidates

Multiple large target markets where current treatments fall short

New generation MOAs

Rapid-onset potential

Exceptional safety

At-home convenience

www.vistagen.com

Pipeline

VistaGen Therapeutics

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3
PH94B	Social Anxiety Disorder	Pivotal Phase 3 Study preparation in process			
AV-101	Major Depressive Disorder† (inadequate response to current ADT)	ELEVATE Phase 2 Study ongoing			
AV-101	Major Depressive Disorder (ketamine therapy responders)	RELAY Phase 2 Study preparation in process			
AV-101	Suicidal Ideation	Baylor 1st-step Study ongoing			
AV-101	Neuropathic Pain†	Phase 2 Study preparation in process			
AV-101	Parkinson's LID	Phase 2 Study preparation in process			
PH10	Major Depressive Disorder	2nd Phase 2 Study preparation in process			

† FDA Fast Track Designation

Most Advanced Clinical Program
* Preparing to Enter Pivotal Phase 3 *

—

PH94B
for
Social Anxiety Disorder

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

LOOKING BEYOND CURRENT TREATMENTS FOR CENTRAL NERVOUS SYSTEM (CNS) DISEASES AND DISORDERS WITH HIGH UNMET NEED

VistaGen® Therapeutics

Social Anxiety Disorder in the U.S.


SOCIAL ANXIETY DISORDER:
More Than Just Shyness
Are you extremely afraid of being judged by others?
Are you very self-conscious in everyday social situations?
Do you avoid meeting new people?
If you have been feeling this way for at least six months and these feelings make it hard for you to do everyday tasks—such as talking to people at work or school—you may have a social anxiety disorder.

NIH National Institute of Mental Health

SAD is More than Just Shyness

One of the most prevalent mental health conditions in the U.S.

Affects as many as

22 million

7% of adults and **9%** of adolescents

Individuals feel anxiety or fear in everyday social and performance situations, such as...

- giving a speech
- making a work presentation
- meeting new people
- interviewing for a job
- eating/drinking in front of others

Current SAD Drug Treatments Fall Short

VistaGen® Therapeutics

FDA APPROVED

Not FDA-Approved
* Used Off-label *

Antidepressants

- Slow onset, chronic administration
- May worsen anxiety initially
- Significant side effects
- Potential drug-drug interaction

Benzodiazepines & Beta Blockers

- Addiction risk
- Sedation
- Cognitive impairment
- Cardiac concerns

There is no FDA-approved as-needed (PRN) treatment for SAD

PH94B

Rapid-Onset Efficacy, Exceptional Safety

VistaGen® Therapeutics



- Novel CNS neuroactive steroid nasal spray
- Activates nasal chemosensory receptors that trigger neural circuits in the brain that suppress fear and anxiety
- PRN treatment prior to a fear/anxiety-producing situation
- Rapid-onset efficacy (10 to 15 minutes)
- Microgram dose, no systemic exposure
- Well-tolerated
- Non-sedating, non-addictive

Phase 2 and pilot Phase 3 Complete
Preparing for U.S. Pivotal Phase 3 program launch in 2020

Potential to be the first FDA-approved PRN treatment for SAD

PH94B Mechanism of Action

Activates Neural Circuits that Suppress Fear and Anxiety

VistaGen® Therapeutics

- **Fundamentally different from all current SAD treatments**
- **Activates nasal chemosensory receptors that trigger neural circuits in the brain that suppress fear and anxiety**
  - Engages nasal chemosensory receptors that trigger a subset of neurons in the main olfactory bulbs (OB)
  - OB neurons stimulate inhibitory GABAergic neurons in the amygdala, decreasing release of norepinephrine, and facilitating fear extinction and activity of the limbic-hypothalamic parasympathetic system



PH94B Phase 2 POC Study – Public Speaking (n = 91)

VistaGen® Therapeutics



Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
80
70
60
50
40
Placebo
PH94B
R
1
2
0
1
2
3
4
5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts
Patient is told that will have to give a 5-min speech without notes to an audience of 3 role-players and has 2 min to prepare

PH94B Rapidly Reduced Anxiety in Response to Public Speaking Challenge

Active Group:	Placebo Group:
Mean Difference = 26.7	Mean Difference = 14.0
Standard Deviation = 21.6	Standard Deviation = 16.3
Number of Subjects = 45	Number of subjects = 46

t = 3.16	p = 0.002	Cohen's d (Effect Size) .72

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti, L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682.

PH94B Phase 2 POC Study – Social Interaction (n = 91)

VistaGen® Therapeutics


Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
60
55
50
45
40
35
30
Placebo
PH94B
R
1
2
0
1
2
3
4
5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts
Patient is told that will join 3 role-players for a party like conversation

PH94B Rapidly Reduced Anxiety in Response to Social Interaction Challenge

Active Group:	Placebo Group:
Mean Difference = 18.3	Mean Difference = 6.6
Standard Deviation = 17.4	Standard Deviation = 23.6
Number of Subjects = 45	Number of Subjects = 46

t = 2.67	p = 0.009	Cohen's d (Effect size) .56

VistaGen® Therapeutics

PH94B Pilot Phase 3 Crossover Study (n = 22)



Cross-over
Phase 1
Phase 2
Screening Period (14 – 45 days)
PH94B (2 weeks)
Placebo (2 weeks)
Placebo (2 weeks)
PH94B (2 weeks)
Safety Follow-up Period (2 weeks)
Randomized Treatment Period (4 weeks total)
Visit 1 Screening
V2 Randomization
V3
V4
V5
V6
Visit 7 Follow-Up

Adult subjects were randomized on a 1:1 basis to PH94B or placebo for two weeks, and then crossed over to the opposite treatment for an additional two weeks.

Liebowitz, M.R., Hanover, R., Draine, A., Careri, J., Monti, L., Smith, M., Moran, M., & Burnetta, D. (2019). Effect of As-Needed Use of Intranasal PH94B on Social and Performance Anxiety in Individuals with Social Anxiety Disorder. 2019 Anxiety and Depression Association of America (ADAA) Annual Conference Poster Session.

PH94B Pilot Phase 3 Crossover Study

VistaGen® Therapeutics


Peak Suds at Baseline and Weeks 1-4
SUDS
70
65
60
55
50
PH94B
Placebo
Baseline
Week1
Week2
Week3
Week4

- Early suggestions of drug/placebo differences were seen in Week 1 and 2 SUDS scores: average change in SUDS at week 1 was 16.1 for PH94B versus 3.4 for placebo ($t=1.86$, $p=.078$, ES .79), and at week 2, the average change was 15.9 for PH94B and 6.9 for placebo ($t= 1.35$, $p=0.192$, ES .576)
- Peak SUDS score for the PH94B group increased when crossed over to placebo, though not back to the baseline level, due to increased confidence from PH94B treatment prior to crossover

PH94B Pilot Phase 3 Crossover Study

VistaGen Therapeutics


LSAS at Baseline and Weeks 1-4
LSAS
100
90
80
70
60
Baseline
Week1
Week2
Week3
Week4
PH94B
Placebo

- In the sample as a whole, drop in LSAS scores after treatment did not differ between groups because subjects receiving PH94B before receiving placebo continued to improve when crossed over to placebo
- After the first 2 weeks of treatment, subjects who received PH94B dropped an average of 23.2 points on the LSAS, while those who received placebo dropped only 8.2 points, showing a trend difference (t=1.9, p=.07) with a large effect size of .812
- Similar trend differences on total LSAS scores were seen after 1 week of treatment, where the PH94B group showed a 17.8 point drop compared to a 3.5 point drop with placebo (t=2.02, p=.057, ES .86)

PH94B Pilot Phase 3 Crossover Study

VistaGen® Therapeutics


Predicting Change in LSAS from Change in SUDS During Week 1
LSAS Change from Baseline Week 1
60
50
40
30
20
10
0
-10
-20
-30
-20
-10
0
10
20
30
40
50
SUDS Change from Baseline Week 1
Treatment
PH94B
Placebo

Changes in total LSAS scores were closely associated with change in SUDS peak anxiety scores at Week 1 (R-sq (adj) 45.2%) and at Week 2 (R-sq (adj) 34.95%). Looking at LSAS subscales, the strongest associations for SUDS peak anxiety scores were with the LSAS avoidance subscale at Week 1 (R-sq (adj) 58.78%) and Week 2 (R-sq (adj) 42.74%), and LSAS performance at Week 1 (R-sq (adj) 50.33%)

VistaGen® Therapeutics

PH94B Development for SAD – Next Step

First U.S. Pivotal Phase 3 Study

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Randomized, double-blind, placebo-controlled, monotherapy study
- As-needed (PRN) self-administration of PH94B (3.2 μg) or placebo for 4 Weeks
- Multi-center, ca. 15 sites in North America
- Target enrollment, ca. 200 patients
- Target launch, mid-2020
- Target completion, end of 2021

Primary Endpoint: Change in LSAS from baseline compared to placebo

PH94B Development for SAD – Next Step

First U.S. Pivotal Phase 3 Study (n = ca. 200)


Treatment Week 1-4
Screening Period
(14-45 days)
PH94B
Placebo
Safety Follow-up Period
(2 weeks)
Randomized Treatment Period
Visit 1
V2
V3
V4
V5
V6
Visit 7
Screening
Randomization
Follow-up

Phase 2 Clinical Programs

—

AV-101 and PH10
for
Major Depressive Disorder

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

LOOKING BEYOND CURRENT TREATMENTS FOR CENTRAL NERVOUS SYSTEM (CNS) DISEASES AND DISORDERS WITH HIGH UNMET NEED

VistaGen® Therapeutics

Major Depressive Disorder - A Global Challenge

300 million
suffer from depression worldwide[1]

Depression is the leading cause of disability worldwide[1]

Depression and anxiety disorders cost the global economy an estimated US$1 trillion each year in lost productivity[1]

The total estimated number of people living with depression increased by 18.4% between 2005 and 2015[1]

1. World Health Organization

VistaGen® Therapeutics

Major Depressive Disorder in the U.S.

1 in 4 women | **1 in 6 men**

diagnosed with depressive disorders

1 in 8

age 12 and over takes an antidepressant[1]

LARGE ADDRESSABLE MARKET WITH HIGH UNMET NEED[2,3]

11.6M
Drug-treated patients with Major Depressive Disorder

7.3M
Inadequate response to 1st antidepressant

5.1M
Treatment-resistant after 2nd antidepressant

1. CDC – NCHS – National Center for Health Statistics, August 2017; 2. Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study); 3. Decision Resources 2016.

VistaGen® Therapeutics

Current FDA-Approved MDD Drug Treatments Fall Short

Antidepressants

- **Often do not work; slow to work**
  - Initial ADT effective in 1 of 3 patients
  - May take 4 to 6 weeks or more for antidepressant effects
- **Significant side effects**
  - Anxiety, sexual dysfunction, insomnia

Atypical Antipsychotics

- **Often do not work**
  - Only ca. 20% of patients respond to augmentation
- **Significant side effects**
  - Weight gain, akathisia, insomnia, dizziness, tardive dyskinesia

VistaGen® Therapeutics

Ketamine-based Therapy for MDD

Intravenous ketamine


10 mL Multi-Dose
Ketamine HCl
Injection, USP
500 mg per 10 mL*
(50 mg/mL)

"Ketamine offers lifeline for people with severe depression, suicidal thoughts"

CNN

Intranasal ketamine


Spravato
nasal spray
28 mg
Rx only

The New York Times

"Fast-Acting Depression Drug, Newly Approved, Could Help Millions"

CNBC

"J&J's new ketamine-like depression drug Spravato off to 'very, very strong start,' company says"

www.vistagen.com

VistaGen® Therapeutics

Ketamine-based therapy for MDD offers new hope to millions, but is it a long-term solution?

> "…[I]t is necessary to recognize the major gaps that remain in our knowledge about the longer-term efficacy and safety of ketamine infusions."[1]
>
> American Psychiatric Association (APA)

- Safety Concerns?
- Durability?
- Side Effects?
- Convenience?
- Compliance?
- Cost?

1. Sanacora G, Frye MA, McDonald W, et al. A Consensus Statement on the Use of Ketamine in the Treatment of Mood Disorders. *JAMA Psychiatry*. 2017;74(4):399–405. doi:10.1001/jamapsychiatry.2017.0080

AV-101 for MDD: Transformative Potential

Rapid-onset Potential, Exceptional Safety

VistaGen® Therapeutics



- Oral prodrug of 7-Cl-KYNA
- NMDA receptor glycine site antagonist (a full antagonist)
- Rapid-onset antidepressant effects and neurogenesis in preclinical studies
- Well-tolerated in all clinical studies to date
- No psychological side effects or treatment-related SAEs
- Intended for chronic at-home use
- FDA Fast Track designation

Phase 2 study ongoing

Topline results in 2019


O
NH2
OH
O
Cl
NH2

VistaGen Therapeutics

AV-101's Mechanism of Action

Inhibits NMDA Receptor Activity


NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B
(NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
7-Cl-KYNA
(full antagonist)
Classic channel-blocking antagonists:
Ketamine
Lanicemine
Phencyclidine
L-4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)
(low adverse events expected)
AV-101
Oral Prodrug
(4-Cl-KYN)
AV-101
Active Metabolite
(7-Cl-KYNA)

AV-101's Mechanism of Action

Inhibits NMDA Receptor Activity

VistaGen® Therapeutics



Ketamine completely blocks the ion channel of the NMDA receptor

AV-101's active metabolite (7-Cl-KYNA) does not block NMDA receptor activity; it inhibits it



AV-101 vs. Ketamine in Published Preclinical Studies

VistaGen® Therapeutics

"The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/GlycineB-Site Inhibition."

Zanos, P., et al. (2015). *J Pharmacol Exp Ther* 355(1): 76-85.


Ketamine HCl
Injection, USP
500 mg per 10 mL*
(50 mg/mL)



Antidepressant-like Effects	AV-101	Ketamine
Forced-swim	COMPARABLE	
Tail-suspension	COMPARABLE	
Learned-helplessness	COMPARABLE	
Novelty-suppressed feeding	COMPARABLE	

Side Effects	AV-101	Ketamine
Psychotomimetic and rewarding	No	Yes
Hyper movement	No	Yes
Movement sensitization	No	Yes
Circling and rearing	No	Yes
Sensory-motor gating	No	Yes

VistaGen® Therapeutics

The ELEVATE Study

AV-101 Phase 2 Adjunctive Treatment Study for MDD

Principal Investigator: Dr. Maurizio Fava, Harvard Medical School

- Adjunctive treatment for MDD patients with an inadequate response to a current FDA-approved oral antidepressant (with a current depressive episode of not more than 2 years)
- Oral dose of AV-101 + current oral antidepressant vs. placebo + current oral antidepressant
- Once per day for 14 days
- Target enrollment, ca. 180 patients
- Target topline results, end of Q3 2019

Primary Endpoint: Change in MADRS-10 from baseline compared to placebo

Initial Objective for AV-101 in MDD

Displace atypical antipsychotics in current MDD drug treatment paradigm


FIRST-LINE
SSRI/SNRI
4-6 Weeks or more
SECOND-LINE
SSRI/SNRI
4-6 Weeks or more
THIRD-LINE
SSRI/SNRI
4-6 Weeks or more
AV-101
Atypical Antipsychotics

Proposed Next Step: The RELAY Study

Prevent relapse following ketamine-based therapy

VistaGen® Therapeutics

- Multi-center, double blind, placebo-controlled, adjunctive treatment study
- AV-101 + standard antidepressant vs. placebo + standard antidepressant in patients who have responded to IV ketamine or intranasal esketamine + standard antidepressant
- Oral dose, once per day for 12 weeks
- Target enrollment: ca. 200 patients
- Target start: 2H 2020

Primary Endpoint: Kaplan-Maier survival analysis for time to relapse following response to IV ketamine or intranasal esketamine

PH10 for MDD

Rapid-Onset, Exceptional Safety

VistaGen® Therapeutics



- Novel CNS neuroactive steroid nasal spray
- Activates nasal chemosensory receptors that trigger neural circuits in the brain leading to antidepressant effects
- Rapid-onset antidepressant efficacy in Phase 2A
- Microgram dose, no systemic exposure
- Well-tolerated, minimal side effects

Phase 2A POC Completed

Preparing to Launch U.S. Phase 2B in 2H 2020

Potential for fast-acting, esketamine-like antidepressant effects, without its psychological side effects and safety concerns

PH10 Mechanism of Action

Activates Neural Circuits Leading to Antidepressant Effects

VistaGen® Therapeutics

- **Fundamentally different from all current treatments**
- **Activates nasal chemosensory receptors that trigger neural circuits in the brain leading to antidepressant effects**
  - Engages nasal chemosensory receptors that trigger a subset of neurons in the main olfactory bulbs (OB)
  - OB neurons stimulate neurons in the limbic amygdala that release norepinephrine and increase activity of the limbic-hypothalamic sympathetic nervous system



PH10 Phase 2A MDD Study – Monotherapy (n = 22)

VistaGen® Therapeutics


Hamilton Depression (HAM D) Score Reduction From Baseline
Reduction in HAM D from Baseline
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
(n = 30)
TxWk1
TxWk2
TxWk3
TxWk4
TxWk5
TxWk6
TxWk7
TxWk8
Placebo
High Dose
Low Dose

Microgram doses of PH10 neuroactive nasal spray improved MDD symptoms with rapid-onset efficacy

PH10 Dose	HAM D Score	P (PH10 vs Placebo)	Cohen's D (Effect Size)
3.2 µg (Low Dose)	16.3	.101	0.74
6.4 µg (High Dose)	17.8	.022	0.95
Placebo	10.9		

PH10 Development for MDD – Next Step

Phase 2B Study

VistaGen® Therapeutics

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Randomized, double-blind, placebo-controlled, multi-center monotherapy study
- MDD patients with zero or 1 prior failure on a standard antidepressant
- Twice a day administration of PH10 (1.6, 3.2 or 6.4 μg) or placebo for 4 Weeks
- Target enrollment, ca. 200 patients
- Target start, 2H 2020
- Target completion, 1H 2022

Primary Endpoint: Change in MADRS from baseline compared to placebo

PH10 Phase 2B MDD Monotherapy Study

4-week study in MDD patients after zero or one standard ADT failure


MDD
N=200
Placebo
N=50
PH10 1.6 μg
N=50
PH10 3.2 μg
N=50
PH10 6.4 μg
N=50

www.vistagen.com

Summary: AV-101 and PH10 for MDD
Multiple Shots on Goal

Augmentation for inadequate response to SSRIs/SNRIs

- **AV-101 ELEVATE Study (ongoing, topline results in 2019)**



Relapse prevention after successful ketamine-based therapy

- **AV-101 RELAY Study (preparing for launch in 2H 2020)**

First-line monotherapy

- **PH10 Phase 2B Study (preparing for launch in 2H 2020)**



Phase 1B Clinical Program

—

AV-101

for

Suicidal Ideation

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

LOOKING BEYOND CURRENT TREATMENTS FOR CENTRAL NERVOUS SYSTEM (CNS) DISEASES AND DISORDERS WITH HIGH UNMET NEED

AV-101 for Suicidal Ideation

U.S. Department of Veterans Affairs

Baylor College of Medicine

VistaGen® Therapeutics

Baylor / VA Phase 1B Clinical Study

- Sponsored by U.S. Department of Veteran's Affairs (VA)
- Ongoing at Baylor University
- First-step target engagement study
- Double-blind, placebo-controlled, crossover design
- Two single doses of AV-101 (720 mg and 1440 mg) and placebo over three weeks
- Target enrollment, 12 healthy U.S. Military Veterans
- Topline results, end of Q4 2019

Primary Objective: Target engagement relevant to NMDA antagonism and suicidal ideation

Additional Potential Programs

—

AV-101
for
Neuropathic Pain
and
Parkinson's LID

www.vistagen.com

VistaGen®
Therapeutics

Nasdaq: VTGN

LOOKING BEYOND CURRENT TREATMENTS FOR CENTRAL NERVOUS SYSTEM (CNS) DISEASES AND DISORDERS WITH HIGH UNMET NEED

www.vistagen.com

VistaGen® Therapeutics

AV-101 for Neuropathic Pain

- Potential oral non-opioid treatment option
- Non-addictive and non-sedating in published preclinical studies
- FDA Fast Track designation


Journal of Pain

"[W]e've undertaken … steps to advance the development of non-addictive treatments for pain."[1]

Scott Gottlieb, M.D., FDA Commissioner

Potential Next Step: Phase 2A study

AV-101 for Parkinson's LID

- Parkinson's disease (PD) levodopa-induced dyskinesia (LID)
- Reduced mean dyskinesia scores in Parkinsonian monkeys with LID, without worsening Parkinson's symptoms
- Potential to replace oral amantadine for PD LID


Carbidopa and Levodopa
Tablets, USP
10 mg/100 mg

Potential Next Step: Phase 2A study

1. FDA Commissioner Scott Gottlieb, M.D., https://www.fda.gov/NewsEvents/Newsroom/PressAnnouncements/ucm618831.htm

Experienced Team Leading Execution

VistaGen® Therapeutics



Shawn K. Singh
Chief Executive Officer
- 25 years of experience with biopharmaceutical companies, a healthcare venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research: Morrison & Foerster



Ralph Snodgrass, Ph.D.
President, Chief Scientific Officer
- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center





Jerrold D. Dotson, CPA
Chief Financial Officer, Secretary
- 20 years of experience in senior management finance and administration
- Calypte Biomedical; Discovery Foods; California & Hawaiian Sugar; Clorox

Mark A. Smith, M.D., Ph.D.
Chief Medical Officer
- 20 years of large Pharma CNS drug development experience
- Teva Pharmaceuticals; Shire Pharmaceuticals; AstraZeneca Pharmaceuticals; DuPont Pharmaceutical Company; U.S. National Institute of Mental Health



Mark A. McPartland
Vice President, Corporate Development
- 20 years of experience in corporate development, capital markets and management consulting
- Stellar Biotechnologies; MZ Group; Hayden Communications: Alliance Advisors

VistaGen® Therapeutics

Board of Directors

Jerry Gin, Ph.D., MBA

- 45 years of healthcare industry experience; Co-Founder of Oculex (acquired by Allergan for $230M)
- Co-Founder, President and CEO of Nuvora

Shawn Singh, JD, CEO

- 25 years of experience with biopharmaceutical companies, a venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research

Ralph Snodgrass, Ph.D. President, CSO

- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center

Jon Saxe Chairman

- 35 years of biopharmaceutical experience, director of multiple public and private healthcare companies
- Former President and Director, PDL BioPharma; CEO, Synergen (acquired by Amgen for $262M); VP, Licensing and Corporate Development, Head of Patent Law, Hoffmann-La Roche

Ann Cunningham, MBA

- 20 years of experience including commercial and leadership roles at multiple global companies in the pharmaceutical industry
- Teva Pharmaceuticals; Otsuka America Pharmaceutical; Eli Lilly and Company

Brian Underdown, Ph.D.

- 30 years of leadership experience in biopharmaceutical sector; key player in growth of 10 Life Science companies
- Former VP, Research, Pasteur Merieux Connaught (now Sanofi Pasteur); Venture Partner, Lumira Capital

VistaGen® Therapeutics

Distinguished Clinical and Regulatory Advisors

HARVARD UNIVERSITY

Maurizio Fava, M.D.

Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute

Baylor College of Medicine

Sanjay Mathew, M.D.

Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine

Columbia University Department of Psychiatry

Michael Liebowitz, M.D.

Professor of Clinical Psychiatry, Columbia University; Managing Director and Founder, The Medical Research Network, LLC; Director (retired), Anxiety Disorders Clinic at the New York State Psychiatric Institute

Yale University

Gerard Sanacora, Ph.D., M.D.

Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service

FDA

Thomas Laughren, M.D.

Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)

UC San Diego School of Medicine

Mark Wallace, M.D.

Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

Looking beyond current therapies for CNS diseases and disorders with high unmet need

VistaGen® Therapeutics

3 late-stage CNS product candidates

Multiple large target markets where current treatments fall short

New generation MOAs

Rapid-onset potential

Exceptional safety

At-home administration

VistaGen®
Therapeutics

LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

www.vistagen.com

Nasdaq: VTGN